Exhibit 99.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of January 3, 2011 is by and among KAPSTONE KRAFT PAPER CORPORATION, a Delaware corporation (the “Borrower”), KAPSTONE PAPER AND PACKAGING CORPORATION, a Delaware corporation (the “Parent”), certain subsidiaries of the Parent identified on the signature pages hereto as Guarantors, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the other Guarantors party thereto, the Lenders party thereto, and the Administrative Agent have entered into that certain Credit Agreement dated as of June 12, 2008 (as modified by that certain First Amendment to Credit Agreement dated as of August 25, 2008, that certain Second Amendment and Limited Waiver Agreement dated as of March 30, 2009, this Agreement and that certain Joinder Agreement dated as of July 15, 2008 among Cogen South L.L.C., the Administrative Agent and Bank of America, N.A., as Collateral Agent, and as may be further amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has informed the Administrative Agent that it intends to prepay the balance of the Earn-Out Obligations under the International Paper Purchase Agreement on or about January 6, 2011 by making a payment of approximately $49,558,801, which will result in cost savings to the Company of approximately $5.43 million;

WHEREAS, (a) Section 7.12 of the Credit Agreement prohibits (i) the amendment of the International Paper Purchase Agreement in any manner which would accelerate the payment of the Earn-Out Obligations, and (ii) the prepayment of the Earn-Out Obligations, and (b) Sections 7.15 and 7.16 of the Credit Agreement may also prohibit such amendment and/or prepayment;

WHEREAS, the Borrower has requested that the Required Lenders agree to certain amendments to the Credit Agreement; and

WHEREAS, the Required Lenders are willing to agree to certain amendments to the Credit Agreement subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.                                       Amendments.  Subject to the other terms and conditions of this Agreement (including the conditions precedent set forth in Section 3 hereof), the Credit Agreement is hereby amended as follows:

(a)                                  Section 1.01 of the Credit Agreement is amended to add the following definition in the appropriate alphabetical order:

“Earn-Out Prepayment” means the payment by the Borrower of approximately $49,558,801 to International Paper Company on or about January 6, 2011 as a prepayment of the

Earn-Out Obligations, subject to the following conditions: (a) such payment shall be made solely from the Borrower’s cash on hand and, in no event, shall such payment be funded with the proceeds of a Revolving Credit Loan (it being understood and agreed that ordinary course of business Borrowings under the Revolving Credit Facility for working capital purposes shall not be deemed to violate this condition) (b) no Default or Event of Default shall exist as of the date of such payment (or shall result therefrom) and (c) such payment shall satisfy and extinguish the Earn-Out Obligations in full.

(b)                                 Section 7.12 of the Credit Agreement is amended in its entirety to read as follows:

“7.12                     Restriction of Amendments to Certain Documents.  Not amend or otherwise modify, or waive any rights under Related Agreement if, in any case, such amendment, modification or waiver could be adverse to the interests of the Lenders; provided, however, the foregoing restriction shall not be construed to prohibit (a) an amendment to the International Paper Purchase Agreement to permit the prepayment of the Earn-Out Obligations or (b) the Earn-Out Prepayment.”

(c)                                  Section 7.15 of the Credit Agreement is amended to add the following clause (d) immediately following clause (c):

“and (d) the Earn-Out Prepayment,”

(d)                                 Section 7.16 of the Credit Agreement is amended to add the following clause (a)(iv) immediately following clause (a)(iii):

“and (iv) the amendment of the International Paper Purchase Agreement to permit the prepayment of the Earn-Out Obligations,”

3.                                       Condition Precedent to Effectiveness.  This Agreement shall become effective as of the date hereof upon the satisfaction of the following conditions:

(a)                                  Execution of Counterparts of Agreement.  Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Parent, the other Guarantors, the Administrative Agent and the Required Lenders;

(b)                                 Amendment Fee.  The payment by the Borrower to the Administrative Agent (or its Affiliates), for the account of each Lender who executes and approves this Agreement on or before 5:00 P.M. (Eastern Time) on December 29, 2010, an amendment fee equal to 7.5 basis points on the sum of (i) such Lender’s outstanding Revolving Credit Commitment and (ii) such Lender’s outstanding Term Loans; and

(c)                                  Other Fees and Expenses.  The payment by the Borrower to the Administrative Agent (or one of its Affiliates) of (i) all fees set forth in that certain letter agreement, dated as of December 17, 2010, among the Borrower, Bank of America and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as successor to the Arranger and (ii) all other fees and expenses which are due and payable as of the date hereof under the Credit Agreement, including all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation,

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execution and delivery of this Agreement (including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent).

4.                                       Representations and Warranties.  Each Loan Party hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Agreement, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Agreement, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Agreement, (d) the execution, delivery and performance by it of this Agreement do not and will not (i) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (ii) conflict with (A) any provision of Law, (B) the charter, by-laws or other organizational documents of any Loan Party or (C) any agreement, indenture, instrument or other document material to the business of any Loan Party, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties, (e) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date, in which case they are true and correct in all material respects as of such date) and (f) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Agreement, or will occur as a result of the transactions contemplated hereby.

5.                                       No Other Changes; Ratification. Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as modified by this Agreement.  This Agreement shall constitute a “Loan Document” under, and as defined in, the Credit Agreement.  Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. This Agreement shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (iv) be deemed or construed to be a wavier or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.                                       Expenses.  The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

7.                                       Acknowledgment of Guarantors.  The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement and any documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.

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8.                                       Affirmation of Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement) and agrees that this Agreement shall in no manner adversely affect or impair such liens and security interests.

9.                                       Counterparts; Facsimile/Email.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Agreement by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

10.                                 Governing Law.  This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Illinois.

11.                                 Entirety. This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	KAPSTONE KRAFT PAPER CORPORATION,
a Delaware corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Chief Financial Officer

GUARANTORS:	KAPSTONE PAPER AND PACKAGING
CORPORATION, a Delaware corporation

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Chief Financial Officer

KAPSTONE CHARLESTON KRAFT LLC,
a Delaware limited liability company

	By:	/s/ Andrea K. Tarbox
	Name:	Andrea K. Tarbox
	Title:	Chief Financial Officer

ADMINISTRATIVE	BANK OF AMERICA, N.A.,
AGENT:	as Administrative Agent

	By:	/s/ Matthew S. Hichbom
	Name:	Matthew S. Hichbom
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ David Bacon
	Name:	David Bacon
	Title:	SVP

AGFIRST FARM CREDIT BANK,
as a Lender

	By:	/s/ Matthew H. Jeffords
	Name:	Matthew H. Jeffords
	Title:	Assistant Vice President

AGSTAR FINANCIAL SERVICES, PCA,
as a Lender

	By:	/s/ Troy Mostaert
	Name:	Troy Mostaert
	Title:	Vice President

ALLIED IRISH BANKS, p.l.c.
as a Lender

	By:	/s/ Shreya Shah
	Name:	Shreya Shah
	Title:	Vice President

	By:	/s/ Denise Magyer
	Name:	Denise Magyer
	Title:	Vice President

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Michael J. Mozer
Name:	Michael J. Mozer
Title:	Assistant Vice President

CATERPILLARE FINANCIAL SERVICE CORPORATION, as a Lender

By:	/s/ Michael M. Ward
Name:	Michael M. Ward
Title:	Credit & Operations Manager-Syndications

COBANK, ACB,
as a Lender

By:	/s/ Hal Nelson
Name:	Hal Nelson
Title:	Vice President

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By:	/s/ Bruce Dean
Name:	Bruce Dean
Title:	VP Capital Markets

FIFTH THIRD BANK,
as a Lender

By:	/s/ Stephen C. Wrats
Name:	Stephen C. Wrats
Title:	Vice President

FIRST TENNESSEE BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Alan Dtvemar
Name:	Alan Dtvemar
Title:	SVP

GREENSTONE FARM CREDIT SERVICES ACA/FLCA, as a Lender

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Vice President

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Brandon Rolek
Name:	Brandon Rolek
Title:	Vice President

NORTHWEST FARM CREDIT SERVICES, PCA,
as a Lender

By:	/s/ Casey Kinzer
Name:	Casey Kinzer
Title:	Account Manager

THE PRIVATE BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Manas N. Athanikar
Name:	Manas N. Athanikar
Title:	Managing Director

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH,
as a Lender

By:	/s/ Peter Glawe
Name:	Peter Glawe
Title:	Vice President

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

SUNTRUST BANK,
as a Lender

By:	/s/ Baerbel Freudenthaler
Name:	Baerbel Freudenthaler
Title:	Director

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Edward B. Moir
Name:	Edward B. Moir
Title:	Duly Authorized Signatory